Heller Equipment Asset Receivables Trust 1999-2
------------------------------------------------------------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Collections and Distribution
14-Jan-00

Collection Period                                            December 2, 1999        to              January 1, 2000
Determination Date                                           January 11, 2000
Distribution Date                                            January 14, 2000

Available Amounts
-----------------

           Scheduled Payments plus Payaheads, net of Excluded Amounts             4,736,447.44
           Prepayment Amounts                                                     3,067,668.54
           Recoveries                                                                     0.00
           Investment Earnings on Collection Account and Reserve Fund                     0.00
           Late Charges                                                               3,988.75
           Servicer Advances                                                      6,717,237.32

           Total Available Amounts                                               14,525,342.05
           -----------------------                                               -------------

Payments on Distribution Date
-----------------------------

   (A)**   Trustee Fees (only applicable pursuant to an Event of Default)                 0.00

    (A)    Unreimbursed Servicer Advances to the Servicer                                 0.00

    (B)    Monthly Servicing Fee, if Heller Financial, Inc. is not the Servicer           0.00

    (C)    Interest due to Class A-1 Notes                                          492,946.40

    (D)    Interest due to Class A-2 Notes                                          419,782.58

    (E)    Interest due to Class A-3 Notes                                          584,443.67

    (F)    Interest due to Class A-4 Notes                                          380,594.75

    (G)    Interest due to Class B Notes                                             26,198.33

    (H)    Interest due to Class C Notes                                             26,731.44

    (I)    Interest due to Class D Notes                                             45,146.43

    (J)    Interest due to Class E Notes                                             29,031.41

    (K)    Class A-1 Principal Payment Amount                                    11,600,989.70

    (L)    Class A-2 Principal Payment Amount                                             0.00

    (M)    Class A-3 Principal Payment Amount                                             0.00

    (N)    Class A-4 Principal Payment Amount                                             0.00

    (O)    Class B Principal Payment Amount                                         154,268.49

    (P)    Class C Principal Payment Amount                                         154,268.49

    (Q)    Class D Principal Payment Amount                                         246,829.58

    (R)    Class E Principal Payment Amount                                         123,414.78

    (S)    Additional Principal to Class A-1 Notes                                        0.00

    (T)    Additional Principal to Class A-2 Notes                                        0.00

    (U)    Additional Principal to Class A-3 Notes                                        0.00

    (V)    Additional Principal to Class A-4 Notes                                        0.00

    (W)    Additional Principal to Class B Notes                                          0.00

    (X)    Additional Principal to Class C Notes                                          0.00

    (Y)    Additional Principal to Class D Notes                                          0.00

    (Z)    Additional Principal to Class E Notes                                          0.00

   (AA)    Monthly Servicing Fee, if Heller Financial, Inc. is the Servicer         121,852.71
   (AB)    Deposit to the Reserve Fund                                              118,843.29
   (AC)    Excess to Certificateholder                                                    0.00

           Total distributions to Noteholders and Certificateholders             14,525,342.05
           ---------------------------------------------------------             -------------


Heller Equipment Asset Receivables Trust 1999-2
------------------------------------------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Schedules


Trustee Fees, in Event of Default only
--------------------------------------

           Trustee fees due on Distribution Date                                                              0.00


Unreimbursed Servicer Advances
------------------------------

           Unreimbursed Servicer Advances                                                                     0.00


Monthly Servicing Fee Schedule, if Servicing has been transferred
-----------------------------------------------------------------

    (i)    Servicing Fee Percentage                                                                           0.40%
   (ii)    ADCB of Contract Pool as of the 1st day of the Collection Period                         365,558,126.61
  (iii)    Servicing Fee  ( ( (i) / 12 ) x  (ii) )                                                            0.00
   (iv)    Servicing Fee accrued but not paid in prior periods                                                0.00

           Total Servicing Fee due and accrued ( (iii) + (iv) )                                               0.00

           Servicing Fee carried forward                                                                      0.00

           Monthly Servicing Fee distributed                                                                  0.00


Class A-1 Interest Schedule
---------------------------

           Opening Class A-1 principal balance                                                       93,400,101.00
           Class A-1 Interest Rate                                                                         6.12905%
           Number of days in Accrual Period                                                                     31
           Current Class A-1 interest due                                                               492,946.40
           Class A-1 interest accrued but not paid in prior periods                                           0.00
           Total Class A-1 interest due                                                                 492,946.40
           Class A-1 interest carried forward                                                                 0.00

           Class A-1 interest distribution                                                              492,946.40


Class A-2 Interest Schedule
---------------------------

           Opening Class A-2 principal balance                                                       77,498,323.00
           Class A-2 Interest Rate                                                                         6.50000%
           Current Class A-2 interest due                                                               419,782.58
           Class A-2 interest accrued but not paid in prior periods                                           0.00
           Total Class A-2 interest due                                                                 419,782.58
           Class A-2 interest carried forward                                                                 0.00

           Class A-2 interest distribution                                                              419,782.58


Class A-3 Interest Schedule
---------------------------

           Opening Class A-3 principal balance                                                      105,463,520.00
           Class A-3 Interest Rate                                                                         6.65000%
           Current Class A-3 interest due                                                               584,443.67
           Class A-3 interest accrued but not paid in prior periods                                           0.00
           Total Class A-3 interest due                                                                 584,443.67
           Class A-3 interest carried forward                                                                 0.00

           Class A-3 interest distribution                                                              584,443.67


Class A-4 Interest Schedule
---------------------------

           Opening Class A-4 principal balance                                                       67,262,695.00
           Class A-4 Interest Rate                                                                         6.79000%
           Current Class A-4 interest due                                                               380,594.75
           Class A-4 interest accrued but not paid in prior periods                                             -
           Total Class A-4 interest due                                                                 380,594.75
           Class A-4 interest carried forward                                                                   -

           Class A-4 interest distribution                                                              380,594.75


Class B Interest Schedule
-------------------------

           Opening Class B principal balance                                                          4,569,477.00
           Class B Interest Rate                                                                           6.88000%
           Current Class B interest due                                                                  26,198.33
           Class B interest accrued but not paid in prior periods                                               -
           Total Class B interest due                                                                    26,198.33
           Class B interest carried forward                                                                     -

           Class B interest distribution                                                                 26,198.33


Class C Interest Schedule
-------------------------

           Opening Class C principal balance                                                          4,569,477.00
           Class C Interest Rate                                                                           7.02000%
           Current Class C interest due                                                                  26,731.44
           Class C interest accrued but not paid in prior periods                                                -
           Total Class C interest due                                                                    26,731.44
           Class C interest carried forward                                                                      -

           Class C interest distribution                                                                 26,731.44


Class D Interest Schedule
-------------------------

           Opening Class D principal balance                                                          7,311,163.00
           Class D  Interest Rate                                                                          7.41000%
           Current Class D interest due                                                                  45,146.43
           Class D interest accrued but not paid in prior periods                                             0.00
           Total Class D interest due                                                                    45,146.43
           Class D interest carried forward                                                                   0.00

           Class D interest distribution                                                                 45,146.43


Class E Interest Schedule
-------------------------

           Opening Class E principal balance                                                          3,655,581.00
           Class E  Interest Rate                                                                          9.53000%
           Current Class E interest due                                                                  29,031.41
           Class E interest accrued but not paid in prior periods                                             0.00
           Total Class E interest due                                                                    29,031.41
           Class E interest carried forward                                                                   0.00

           Class E interest distribution                                                                 29,031.41


Class A-1 Principal Schedule
----------------------------

           Class A-1 Maturity Date                                                                 January 6, 2001
    (i)    Opening Class A-1 principal balance                                                       93,400,101.00
   (ii)    Aggregate outstanding principal of Notes plus Overcollateralization Balance              365,558,126.61
   (iii)   ADCB as of last day of the Collection Period                                             353,216,648.19
           Monthly Principal Amount ( (ii) - (iii) )                                                 12,341,478.42
   (iv)    Class A-1 Principal Payment Amount                                                        11,600,989.70
           Class A-1 Principal Payment Amount due (lesser of (i) or (iv))                            11,600,989.70
           Class A-1 Principal Payment Amount distribution                                           11,600,989.70
           Principal carryforward Class A-1                                                                   0.00

           Class A-1 Principal Balance after current distribution                                    81,799,111.30


Class A Principal Payment Amount
--------------------------------

    (i)    Aggregate opening Class A-1, A-2, A-3 and A-4 Outstanding Principal Amount               343,624,639.00
   (ii)    Class A Target Investor Principal Amount (94.0% * ending ADCB)                           332,023,649.30
           Class A Principal Payment Amount                                                          11,600,989.70
           Funds available for distribution after Class A-1 distribution                                919,477.34


Class A-2 Principal Schedule
----------------------------

           Opening Class A-2 principal balance                                                       77,498,323.00
           Class A-2  Principal Payment Amount                                                                0.00
           Class A-2 Principal Payment Amount distribution                                                    0.00
           Principal carryforward Class A-2                                                                   0.00

           Class A-2 principal balance after current distribution                                    77,498,323.00


Class A-3 Principal Schedule
----------------------------

           Opening Class A-3 principal balance                                                      105,463,520.00
           Class A-3 Principal Payment Amount                                                                 0.00
           Class A-3 Principal Payment Amount distribution                                                    0.00
           Principal carryforward Class A-3                                                                   0.00

           Class A-3 principal balance after current distribution                                   105,463,520.00


Class A-4 Principal Schedule
----------------------------

           Opening Class A-4 principal balance                                                       67,262,695.00
           Class A-4 Principal Payment Amount                                                                 0.00
           Class A-4 Principal Payment Amount distribution                                                    0.00
           Principal carryforward Class A-4                                                                   0.00

           Class A-4 principal balance after current distribution                                    67,262,695.00


Class B Principal Schedule
--------------------------

           Opening Class B principal balance                                                          4,569,477.00
           Class B Target Investor Principal Amount (1.25% * ending ADCB)                             4,415,208.51
           Class B Floor                                                                            (10,564,629.46)
           Class B Principal Payment Amount due                                                         154,268.49
           Class B Principal Payment Amount distribution                                                154,268.49
           Principal carryforward Class B                                                                     0.00

           Class B principal balance after current distribution                                       4,415,208.51


Class C Principal Schedule
--------------------------

           Opening Class C principal balance                                                          4,569,477.00
           Class C Target Investor Principal Amount (1.25% * ending ADCB)                             4,415,208.51
           Class C Floor                                                                             (7,411,690.20)
           Class C Principal Payment Amount due                                                         154,268.49
           Class C Principal Payment Amount distribution                                                154,268.49
           Principal carryforward Class C                                                                     0.00

           Class C principal balance after current distribution                                       4,415,208.51


Class D Principal Schedule
--------------------------

           Opening Class D principal balance                                                          7,311,163.00
           Class D Target Investor Principal Amount (2.00% * ending ADCB)                             7,064,333.42
           Class D Floor                                                                             (1,517,064.94)
           Class D Principal Payment Amount due                                                         246,829.58
           Class D Principal Payment Amount distribution                                                246,829.58
           Principal carryforward Class D                                                                     0.00

           Class D principal balance after current distribution                                       7,064,333.42

Class E Principal Schedule
--------------------------

           Opening Class E principal balance                                                          3,655,581.00
           Class E Target Investor Principal Amount (1.00% * ending ADCB)                             3,532,166.22
           Class E Floor                                                                               (127,944.32)
           Class E Principal Payment Amount due                                                         123,414.78
           Class E Principal Payment Amount distribution                                                123,414.78
           Principal carryforward Class E                                                                     0.00

           Class E principal balance after current distribution                                       3,532,166.22


Additional Principal Schedule
-----------------------------

           Floors applicable (Yes/No)                                                                           No
           Monthly Principal Amount                                                                  12,341,478.42
           Sum of Principal Payments payable on all classes                                          12,279,771.04
           Additional Principal payable                                                                       0.00
           Additional Principal available, if payable                                                         0.00

           Class A-1 Additional Principal allocation                                                          0.00
           Class A-1 principal balance after current distribution                                    81,799,111.30

           Class A-2 Additional Principal allocation                                                          0.00
           Class A-2 principal balance after current distribution                                    77,498,323.00

           Class A-3 Additional Principal allocation                                                          0.00
           Class A-3 principal balance after current distribution                                   105,463,520.00

           Class A-4 Additional Principal allocation                                                          0.00
           Class A-4 principal balance after current distribution                                    67,262,695.00

           Class B Additional Principal allocation                                                            0.00
           Class B principal balance after current distribution                                       4,415,208.51

           Class C Additional Principal allocation                                                            0.00
           Class C principal balance after current distribution                                       4,415,208.51

           Class D Additional Principal allocation                                                            0.00
           Class D principal balance after current distribution                                       7,064,333.42

           Class E Additional Principal allocation                                                            0.00
           Class E principal balance after current distribution                                       3,532,166.22


Monthly Servicing Fee Schedule, if Heller Financial, Inc. is the Servicer
-------------------------------------------------------------------------

    (i)    Servicing Fee Percentage                                                                           0.40%
   (ii)    ADCB of Contract Pool as of the 1st day of the Collection Period                         365,558,126.61
   (iii)   Servicing Fee due ( ( (i) / 12 ) *  (ii) )                                                   121,852.71
   (iv)    Servicing Fee accrued but not paid in prior periods                                                0.00
           Total Servicing Fee due and accrued ( (iii) + (iv) )                                         121,852.71
           Servicing Fee carried forward                                                                      0.00

           Monthly Servicing Fee distributed                                                            121,852.71


Reserve Fund Schedule
---------------------

           Initial ADCB                                                                             365,558,126.61
           10% of Initial ADCB                                                                       36,555,812.66

           Outstanding Principal Amount of the Notes as of the preceding Distribution Date          363,730,337.00

           ADCB as of the end of the Collection Period                                              353,216,648.19
           Required Reserve Amount (beginning of the period aggregate note balances * 0.70%)          2,546,112.36
           Prior month Reserve Fund balance                                                             365,558.13
           Deposit to Reserve Fund - excess funds                                                       118,843.29
           Interim Reserve Fund Balance                                                                 484,401.42
           Current period draw on Reserve Fund for Reserve Interest Payments                                  0.00
           Current period draw on Reserve Fund for Reserve Principal Payments                                 0.00
           Excess to Certificateholder                                                                        0.00
           Ending Reserve Fund balance                                                                  484,401.42


           Reserve Fund balance as a percentage of aggregate note balances as of the first
             day of the Collection Period                                                                     0.13%
           Investment Earnings on Reserve Account                                                             0.00


Heller Equipment Asset Receivables Trust 1999-2
------------------------------------------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Note Factors


           Class A-1
           ---------
           Class A-1 principal balance                                                               81,799,111.30
           Initial Class A-1 principal balance                                                       93,400,101.00

           Note factor                                                                                 0.875792536


           Class A-2
           ---------
           Class A-2 principal balance                                                               77,498,323.00
           Initial Class A-2 principal balance                                                       77,498,323.00

           Note factor                                                                                 1.000000000


           Class A-3
           ---------
           Class A-3 principal balance                                                              105,463,520.00
           Initial Class A-3 principal balance                                                      105,463,520.00

           Note factor                                                                                 1.000000000


           Class A-4
           ---------
           Class A-4 principal balance                                                               67,262,695.00
           Initial Class A-4 principal balance                                                       67,262,695.00

           Note factor                                                                                 1.000000000


           Class B
           -------
           Class B principal balance                                                                  4,415,208.51
           Initial Class B principal balance                                                          4,569,477.00

           Note factor                                                                                 0.966239355


           Class C
           -------
           Class C principal balance                                                                  4,415,208.51
           Initial Class C principal balance                                                          4,569,477.00

           Note factor                                                                                 0.966239355


           Class D
           -------
           Class D principal balance                                                                  7,064,333.42
           Initial Class D principal balance                                                          7,311,163.00

           Note factor                                                                                 0.966239355


           Class E
           -------
           Class E principal balance                                                                  3,532,166.22
           Initial Class E principal balance                                                          3,655,581.00

           Note factor                                                                                 0.966239353

Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Additional Schedules and Limitations

Cumulative Loss Amount Schedule
-------------------------------
     (i)   Outstanding Principal Amount of the Notes as of the preceding Distribution Date                         363,730,337.00
    (ii)   Overcollateralization Balance as of the preceding Distribution Date                                       1,827,789.61
   (iii)   Monthly Principal Amount                                                                                 12,341,478.42
    (iv)   Available Amounts remaining after the payment of interest                                                12,520,467.04
     (v)   ADCB as of the end of the Collection Period                                                             353,216,648.19
           Cumulative Loss Amount                                                                                            0.00

Class B Floor Calculation
-------------------------

           Class B Floor percentage                                                                                        1.8600%
           Initial ADCB                                                                                            365,558,126.61
           Cumulative Loss Amount for current period                                                                         0.00
           Sum of Outstanding Principal Amount of Class C Notes, Class D Notes,
           Class E Notes and Overcollateralization Balance                                                          17,364,010.61
           Class B Floor                                                                                           (10,564,629.46)

Class C Floor Calculation
-------------------------

           Class C Floor percentage                                                                                        1.4725%
           Initial ADCB                                                                                            365,558,126.61
           Cumulative Loss Amount for current period                                                                         0.00
           Sum of Outstanding Principal Amount of Class D Notes, Class E Notes and Overcollateralization Balance    12,794,533.61
           Class C Floor                                                                                            (7,411,690.20)

Class D Floor Calculation
-------------------------

           Class D Floor percentage                                                                                        1.0850%
           Initial ADCB                                                                                            365,558,126.61
           Cumulative Loss Amount for current period                                                                         0.00
           Sum of Outstanding Principal Amount of Class E Notes and Overcollateralization Balance                    5,483,370.61
           Class D Floor                                                                                            (1,517,064.94)

Class E Floor Calculation
-------------------------

           Class E Floor percentage                                                                                        0.4650%
           Initial ADCB                                                                                            365,558,126.61
           Cumulative Loss Amount for current period                                                                         0.00
           Overcollateralization Balance                                                                             1,827,789.61
           Class E Floor                                                                                              (127,944.32)

Heller Financial, Inc. is the Servicer (Yes/No)                                                                               Yes

An Event of Default has occurred  (Yes/No)                                                                                     No

10% Substitution Limit Calculation
----------------------------------

           ADCB as of the Cut-off Date:                                                                            365,558,126.61

           Cumulative DCB of Substitute Contracts replacing materially modified contracts                                       0
           Percentage of Substitute Contracts replacing materially modified contracts                                           0

           Percentage of Substitute Contracts replacing modified contracts exceeds 10% (Yes/No)                                No

5% Skipped Payment Limit Calculation
------------------------------------

           The percent of contracts with Skipped Payment modifications                                                          0
           The DCB of Skipped Payment modifications exceeds 5% of the initial ADCB (Yes/No)                                    No
           Any Skipped Payments have been deferred later than January 1, 2006                                                 N/A

Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Pool Data

Pool Data
---------
ADCB as of the first day of the Collection Period                                                                  365,558,126.61

ADCB as of the last day of the Collection Period                                                                   353,216,648.19

DCB as of the first day of the Collection Period of Contracts that became Defaulted Contracts                                0.00
Number of Contracts that became Defaulted Contracts during the period                                                           0
Defaulted Contracts as a percentage of ADCB (annualized)                                                                     0.00%

DCB of Contracts as of the last day of the Collection Period that became Prepaid Contracts                           2,731,252.83
Number of Prepaid Contracts as of the last day of the Collection Period                                                         2

DCB of Contracts as of the last day of the Collection Period that were added as Substitute Contracts                         0.00
Number of Substitute Contracts as of the last day of the Collection Period                                                      0

DCB of Contracts as of the last day of the Collection Period that became Warranty Contracts                                  0.00
Number of Warranty Contracts as of the last day of the Collection Period                                                        0

Recoveries collected relating to Defaulted Contracts as of the last day of the Collection Period                             0.00

Cumulative Servicer Advances paid by the Servicer                                                                    6,717,237.32
Cumulative reimbursed Servicer Advances                                                                                      0.00


Delinquencies and Losses                                         Dollars                                            Percent
------------------------                                        --------                                           --------
           Current                                            324,658,051.10                                          91.91%
           31-60 days past due                                 18,260,815.08                                           5.17%
           61-90 days past due                                 10,297,782.01                                           2.92%
           Over 90 days past due                                        0.00                                           0.00%
           Total                                              353,216,648.19                                         100.00%

           31+ days past due                                   28,558,597.09                                           8.09%


    (i)    Cumulative ADCB of Defaulted Contracts (cumulative
           gross losses to date)                                        0.00
   (ii)    Cumulative Recoveries realized on Defaulted Contracts        0.00
           Cumulative net losses to date  ( (i) - (ii) )                0.00
           Cumulative net losses as a percentage of the initial ADCB    0.00%